UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022 (December 1, 2022)

Flagstar Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip code)

(248) 312-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	FBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 1, 2022, before the opening of business and on the terms and subject to the conditions set forth in that certain Agreement and Plan of Merger, dated as of April 24, 2021 (the “Original Agreement”), by and among New York Community Bancorp, Inc., a Delaware corporation (“NYCB”), 615 Corp., a Delaware corporation and a direct, wholly-owned subsidiary of NYCB (“Merger Sub”), and Flagstar Bancorp, Inc., a Michigan corporation (“Flagstar”), as amended by Amendment No. 1 to the Original Agreement, dated as of April 26, 2022 (“Amendment No. 1”), by and among NYCB, Merger Sub and Flagstar, and as further amended by Amendment No. 2 to the Original Agreement, dated as of October 27, 2022 (“Amendment No.2”, and the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, the “Merger Agreement), by and among NYCB, Merger Sub and Flagstar, (i) Merger Sub merged with and into Flagstar (the “Merger”), with Flagstar as the surviving entity (the “Interim Surviving Entity”), and (ii) immediately thereafter, Flagstar merged with and into NYCB (the “Holdco Merger”), with NYCB as the surviving entity.

On December 1, 2022, following the Holdco Merger, Flagstar Bank, FSB converted (the “Conversion”) from a federally chartered stock savings bank into Flagstar Bank, N.A., a national banking association (“Flagstar NA”), and, promptly following the Conversion, New York Community Bank, a New York State-chartered savings bank and subsidiary of NYCB (“NYCB Bank”) merged with and into Flagstar NA (the “Bank Merger,” and, together with the Merger, the Holdco Merger and the Conversion, the “Transactions”), so that Flagstar NA is the surviving bank in the Bank Merger.

Merger Consideration

As a result of the Holdco Merger, Flagstar ceased to exist as a separate entity. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Flagstar outstanding immediately prior to the Effective Time (“Flagstar Common Stock”), except for certain shares held by NYCB or Flagstar, which shares were cancelled without receipt of any consideration, was converted into the right to receive 4.0151 shares (the “Exchange Ratio”) of the common stock, par value $0.01 per share, of NYCB (“NYCB Common Stock”) (the “Merger Consideration”). Holders of Flagstar Common stock will receive cash in lieu of fractional shares of NYCB Common Stock.

Treatment of Flagstar Equity Awards

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding time-based restricted stock unit award (a “Flagstar RSU”) under Flagstar’s 2016 Stock Award and Incentive Plan (the “Flagstar Stock Plan”) ceased to represent a restricted stock unit denominated in Flagstar Common Stock and was converted into a number of time-based restricted stock units denominated in NYCB Common Stock (each, an “NYCB RSU”) equal to the product of (i) the number of shares of Flagstar Common Stock subject to such Flagstar RSU immediately prior to the Effective Time (including any applicable dividend equivalents), multiplied by (ii) the Exchange Ratio.

Also pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding performance share unit (a “Flagstar PSU”) under the Flagstar Stock Plan for which the applicable performance period was complete, including awards granted prior to the date of the Merger Agreement under Flagstar’s Executive Long-Term Incentive Program and Flagstar PSUs granted in 2019, whether vested or unvested, ceased to represent a performance share unit denominated in shares of Flagstar Common Stock and was converted into the right to receive the Merger Consideration in respect of the number of shares of Flagstar Common Stock underlying such Flagstar PSU immediately prior to the Effective Time based on actual performance through completion of the applicable performance period, which was determined by the compensation committee of the board of directors of Flagstar.

Each Flagstar PSU determined not to have completed the applicable performance period at the Effective Time ceased to represent a performance share unit denominated in shares of Flagstar Common Stock and was converted into an NYCB RSU. The number of shares of NYCB Common Stock subject to each such NYCB RSU is equal to the product of (i) the number of shares of Flagstar Common Stock subject to such Flagstar PSU immediately prior to the Effective Time (including any applicable dividend equivalents) based on (a) in the case of Flagstar PSUs granted in 2020, 150% of the target level of performance and (b) in the case of Flagstar PSUs granted in 2021 and thereafter, the target level of performance multiplied by (ii) the Exchange Ratio.

The NYCB RSUs continue to be governed by the same terms and conditions (including employment vesting terms but excluding performance conditions, after giving effect to any “change in control” post-termination protections under the applicable Flagstar Stock Plan or award agreement; provided that such protections have been extended to apply until 18 months after the Effective Time) as were applicable to the applicable Flagstar RSU or Flagstar PSU immediately prior to the Effective Time.

At the Effective Time, each outstanding restricted stock award held by a Flagstar director (a “Flagstar Restricted Share Award”) under the Flagstar Stock Plan, whether vested or unvested, was accelerated in full and converted into, and became exchanged for, the Merger Consideration in respect of the number of shares of Flagstar Common Stock subject to each such Flagstar Restricted Share Award.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2022, Flagstar notified its principal trading market, the New York Stock Exchange, that effective as of 12:05 a.m. Eastern Time on December 1, 2022, Merger Sub merged with and into Flagstar and each share of Flagstar common stock outstanding immediately prior to the Merger converted into the right to receive the Merger Consideration as set forth in the Merger Agreement (or, in the case of certain shares of Flagstar common stock held by Flagstar or NYCB, cancelled without receipt of any consideration). In connection with the Merger, the New York Stock Exchange filed with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to report that the Flagstar common stock is no longer listed on the New York Stock Exchange.

NYCB (as successor to Flagstar by operation of law) intends to file with the SEC certifications on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to request the deregistration of the Flagstar common stock under Section 12(g) of the Exchange Act and the suspension of Flagstar’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon completion of the Merger, all of the directors and officers of Flagstar ceased serving as directors and officers of Flagstar, including Alessandro P. DiNello (President and Chief Executive Officer), Paul D. Borja (Executive Vice President and General Counsel), Karen Buck (Executive Vice President and Director of Operations), James K. Ciroli (Executive Vice President and Chief Financial Officer), Reginald Davis (Executive Vice President and President of Banking), Stephen V. Figliuolo (Executive Vice President and Chief Risk Officer), and Lee M. Smith (Executive Vice President) in their respective roles as officers, and Alessandro P. DiNello, Jay J. Hansen, Toan C. Huynh, Lori Jordan, John D. Lewis, Bruce E. Nyberg, James A. Ovenden, Peter Schoels, David L. Treadwell, and Jennifer R. Whip, in their respective roles as directors. Messrs. DiNello, Ciroli, and Figliuolo received cash payments on November 29, 2022 equal to the severance amounts set forth in their Change in Control Agreements with Flagstar and Mr. DiNello’s Non-Competition and Non-Solicitation Agreement, each as previously filed as Exhibit 10.9 and Exhibit 10.10 to Flagstar’s Form 10-K for the fiscal year ended December 31, 2021 and as subsequently amended on November 28, 2022 to provide for such payments and benefits to be made prior to the completion of the Merger. In addition, Messrs. DiNello, Ciroli and Figliuolo received retention payments of $900,000, $300,000, and $150,875, respectively, and Messrs. Ciroli and Figliuolo received their projected 2022 annual bonuses.

As previously described in NYCB and Flagstar’s joint proxy statement/prospectus in the section entitled “Interests of Certain Flagstar Directors and Executive Officers in the Merger — NYCB Employment Agreements,” Lee M. Smith and Reginald Davis have entered into employment agreements with NYCB to be effective upon completion of the Merger.

Pursuant to the Merger Agreement, Alessandro P. DiNello will be serving as the Non-Executive Chairman of the board of directors of NYCB and David Treadwell will serve as the Risk Assessment Committee Chairman of the board of directors of NYCB. Finally, the Merger Agreement contemplated the naming of two additional Flagstar directors, who will serve as directors of the boards of directors of NYCB. These directors are Peter Schoels and Jennifer R. Whip.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the Second Amended and Restated Articles of Incorporation and Sixth Amended and Restated Bylaws of Flagstar, as the Interim Surviving Entity, were amended and restated to conform to the forms of articles of incorporation and bylaws attached to the Merger Agreement. As of the effective time of the Holdco Merger, the articles of incorporation and the bylaws of Flagstar ceased to be in effect by operation of law and the organizational documents of NYCB (as successor to Flagstar by operation of law) remained the organizational documents of NYCB, as the surviving corporation in the Holdco Merger, in accordance with the terms of the Merger Agreement. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of NYCB, as in effect as of the Effective Time, which are attached as Exhibits 3.1-3.4, are incorporated herein by reference.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of April 24, 2021, by and among New York Community Bancorp, Inc., 615 Corp. and Flagstar Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Flagstar on April 26, 2021)

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 26, 2022, by and among New York Community Bancorp, Inc., 615 Corp. and Flagstar Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Flagstar on April 27, 2022)

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of October 27, 2022, by and among New York Community Bancorp, Inc., 615 Corp. and Flagstar Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Flagstar on October 28, 2022)

3.1	Amended and Restated Certificate of Incorporation of NYCB (incorporated by reference to Exhibits filed with NYCB’s Form 10-Q for the quarterly period ended March 31, 2001)

3.2	Certificates of Amendment of Amended and Restated Certificate of Incorporation of NYCB (incorporated by reference to Exhibits filed with NYCB’s Form 10-K for the year ended December 31, 2003 (File No. 1-31565))

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of NYCB (incorporated by reference to Exhibits to NYCB’s Form 8-K filed on April 27, 2016)

3.4	Amended and Restated Bylaws of NYCB (incorporated by reference to Exhibits filed with NYCB’s Form 8-K, dated as of December 1, 2022)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. NYCB hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC. (as successor by merger to FLAGSTAR BANCORP, INC.)

Dated: December 1, 2022	By:	/s/ Salvatore J. DiMartino
Name: Salvatore J. DiMartino
Title: Executive Vice President Chief of Staff to the CEO